Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lester Wong, Senior Vice President, Interim Chief Financial Officer and General Counsel of Kulicke and Soffa Industries, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
the amended Annual Report on Form 10-K/A of Kulicke and Soffa Industries, Inc. for the fiscal year ended September 30, 2017 (the “Fiscal 2017 Form 10-K/A”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Fiscal 2017 Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Date: May 31, 2018	By:	/s/ LESTER WONG
Lester Wong
Senior Vice President, Interim Chief Financial Officer and General Counsel